Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

KNOW ALL MEN BY THESE PRESENTS:

THAT, ASCENT CH2, LLC, a Delaware limited liability company (“Assignor”) hereby transfers, assigns and sets over unto DC-505 NORTH RAILROAD AVENUE, LLC, a Delaware limited liability company (“Assignee”), any and all leases (the “Leases”) with tenants demising space in the premises (the “Premises”) described in Exhibit A attached hereto and made a part hereof for all purposes, and the Leases, together with all amendments thereto and modifications thereof, are more particularly described on the rent roll attached hereto as Exhibit B and made a part hereof for all purposes.

TO HAVE AND TO HOLD the Leases, together with any and all security deposits, prepaid rents, rights and appurtenances thereto in anywise belonging to Assignor unto Assignee, its successors, legal representatives and assigns FOREVER, and

Assignee agrees to assume all liabilities and obligations of the landlord under the Leases (including specifically, without limitation, the liabilities and obligations of the landlord under the Leases with respect to security deposits, the receipt of which Assignee acknowledges was made by credit to Assignee to the extent shown on the closing statement for Assignee’s acquisition of the Premises) to the extent same arise or are otherwise attributable to the period from and after the date hereof, but not otherwise.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of (but not necessarily on) this 20th day of May, 2014.

[Signature Pages Follow]

ASSIGNOR:

ASCENT CH2, LLC, a Delaware limited liability company

By:	Grande Property Holdings, LLC, its Manager

	By:	/s/ Phil Horstmann
	Name:	Phil Horstmann
	Title:	Manager

[Additional Signature Page Follows]

[SIGNATURE PAGE TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

ASSIGNEE:

DC-505 NORTH RAILROAD AVENUE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP,
a Delaware limited partnership,
its Sole Member

	By:	Carter Validus Mission Critical REIT, Inc.,
a Maryland corporation,
its General Partner

		By:	/s/ Lisa Drummond
		Name:	Lisa Drummond
		Title:	Secretary

[SIGNATURE PAGE TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

Exhibit A

Premises

PARCEL 1:

LOT 1 IN NORTHLAKE BUSINESS PARK, BEING A SUBDIVISION OF PART OF THE EAST 1/2 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE ACCESS AND SIGNAGE EASEMENT AGREEMENT RECORDED JULY 11, 2001 AS DOCUMENT 0010614059 AND AMENDED BY DOCUMENT 0810022023 AND AS RELOCATED PURSUANT TO EASEMENT GRANT RECORDED AS DOCUMENT NUMBER 1131144053, FOR INGRESS AND EGRESS OVER AND UPON AN EASEMENT AREA ALONG THE SOUTH LINE OF LOT 2 IN AFORESAID NORTHLAKE BUSINESS PARK SUBDIVISION AND OVER AND UPON AN EASEMENT AREA ALONG THE EAST LINE OF LOT 4 IN NORTHLAKE BUSINESS CAMPUS RESUBDIVSION, AS SHOWN ON EXHIBITS F, H, I, J AND K ATTACHED THERETO.

PARCEL 3:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE UTILITY EASEMENT AGREEMENT AND OPTION FOR STORMWATER MANAGEMENT EASEMENT RECORDED JULY 11, 2001 AS DOCUMENT 0010614060 AND AS AMENDED BY FIRST AMENDMENT RECORDED NOVEMBER 27, 2001 AS DOCUMENT 0011110644, FOR THE PURPOSES OF OPERATING, REPAIRING, MAINTAINING AND REPLACING; A SINGLE EXISTING WATER LINE, STORMWATER DRAINAGE LINES, ELECTRIC LINES, AND PUBLIC UTILITIES AND RELATED APPURTENANCES, OVER AND UPON THAT PART OF LOT 2 IN NORTHLAKE BUSINESS PARK SUBDIVISION AFORESAID AND LOTS 3 AND 4 IN NORTHLAKE BUSINESS CAMPUS SUBDIVISION AS SHOWN ON EXHIBITS D, E, F, G, H, I, J AND K ATTACHED THERETO.

PARCEL 4:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE FINAL PLAT OF RESUBDIVISION FOR NORTHLAKE BUSINESS PARK RECORDED AS DOCUMENT 0010613545 FOR INGRESS AND EGRESS OVER THE SOUTH 50 FEET OF LOT 2 IN AFORESAID SUBDIVISION.

PARCEL 5 (RAILROAD AVENUE):

EASEMENT FOR INGRESS AND EGRESS FOR THE BENEFIT OF PARCEL 1 OVER THAT PORTION OF THE LAND LOCATED OUTSIDE OF AND ABUTTING LOT 1, PARCEL 1 BOUNDARY DESCRIBED ABOVE, FOR THE BENEFIT OF PARCEL 1 ACROSS A PARCEL OF LAND IN THE NORTHEAST 1/4 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WEST LINE OF SAID NORTHEAST 1/4, 1064.15 FEET SOUTH OF THE NORTH LINE OF SAID NORTHEAST 1/4; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF SAID NORTHEAST 1/4 A DISTANCE OF 849.69 FEET; THENCE SOUTH PARALLEL TO

[EXHIBIT A TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

THE EAST LINE OF SAID NORTHEAST 1/4 A DISTANCE OF 43.00 FEET; THENCE WEST AT RIGHT ANGLES TO THE EAST LINE OF SAID NORTHEAST 1/4 A DISTANCE OF 806.69 FEET TO A POINT 43.00 FEET EAST OF THE WEST LINE OF SAID NORTHEAST 1/4; THENCE SOUTH PARALLEL TO THE WEST LINE OF SAID NORTHEAST 1/4 A DISTANCE OF 913.00 FEET; THENCE WEST AT RIGHT ANGLES TO THE EAST LINE OF SAID NORTHEAST 1/4 A DISTANCE OF 43.00 FEET TO THE WEST LINE OF SAID NORTHEAST 1/4; THENCE NORTH ALONG THE WEST LINE OF SAID NORTHEAST 1/4 A DISTANCE OF 956.00 FEET TO THE POINT OF BEGINNING AS SET FORTH IN DOCUMENTS RECORDED AS 26094902, 26099442 AND 09066007, AS AMENDED BY ACCESS AND SIGNAGE EASEMENT AGREEMENT DATED JULY 9, 2001 AND RECORDED JULY 11, 2001 AS DOCUMENT NUMBER 0010614059 AND FIRST AMENDMENT TO ACCESS AND SIGNAGE EASEMENT AGREEMENT DATED APRIL 7, 2008, RECORDED APRIL 9, 2008, AS DOCUMENT NUMBER 0810022023.

PARCEL 6: (PALMER EXTENSION):

EASEMENT FOR INGRESS AND EGRESS FOR THE BENEFIT OF PARCEL 1 ACROSS A PARCEL OF LAND IN THE NORTHEAST 1/4 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION; THENCE EAST ALONG THE NORTH LINE OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION A DISTANCE OF 320.33 FEET; THENCE SOUTH PARALLEL TO THE EAST LINE OF SAID SECTION A DISTANCE OF 66.00 FEET; THENCE WEST PARALLEL TO THE NORTH LINE OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION A DISTANCE OF 372.33 FEET; THENCE NORTH PARALLEL TO THE WEST LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION A DISTANCE OF 411.98 FEET; THENCE EAST AT A RIGHT ANGLE TO THE EAST LINE OF SAID SECTION A DISTANCE OF 52.00 FEET TO THE WEST LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION; THENCE SOUTH ALONG SAID WEST LINE A DISTANCE OF 346.37 FEET TO THE POINT OF BEGINNING AS SET FORTH IN DOCUMENTS RECORDED AS NO. 26099443, 26094902, 97499117 AND 09066007, AS AMENDED BY ACCESS AND SIGNAGE EASEMENT AGREEMENT DATED JULY 9, 2001 AND RECORDED JULY 11, 2001 AS DOCUMENT NUMBER 0010614059 AND FIRST AMENDMENT TO ACCESS AND SIGNAGE EASEMENT AGREEMENT DATED APRIL 7, 2008, RECORDED APRIL 9, 2008, AS DOCUMENT NUMBER 0810022023.

PARCEL 7:

EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF PARCEL 1 FOR DRIVEWAY PURPOSES OVER THE EAST 75 FEET OF THE FOLLOWING DESCRIBED LAND AND EASEMENT OVER, UPON AND UNDER A STRIP OF LAND OF SUFFICIENT WIDTH TO RECONSTRUCT, RENEW, MAINTAIN AND OPERATE AN EIGHT-INCH CAST IRON PIPE WATER MAIN EXTENDING NORTHERLY AND SOUTHERLY PARALLEL WITH AND A DISTANT OF 66 FEET FROM THE EAST LINE OF THE WEST FRACTIONAL HALF OF SAID SECTION 31 AS CONTAINED IN THE QUIT CLAIM DEEDS FROM CHICAGO AND NORTH WESTERN RAILWAY COMPANY, A WISCONSIN CORPORATION, TO WILLIAM R. SCHOLLE AND SARAH R. SCHOLLE, HIS WIFE, DATED JANUARY 2, 1953 AND JANUARY 12, 1953 AND RECORDED FEBRUARY 24, 1953 AS DOCUMENT NUMBERS 15552236 (AT BOOK 48880 PAGE 426) AND 15552237 (AT BOOK 48880 PAGE 430) AND IN THE AFFIDAVIT RECORDED AS

[EXHIBIT A TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

DOCUMENT 16947034 (AT BOOK 55010 PAGE 510) , THE CONTRACT CONCERNING EASEMENT RECORDED AS DOCUMENT 16947035 (AT BOOK 55010 PAGE 514) AND THE AGREEMENT FOR EASEMENT RECORDED AS DOCUMENT 16947036 (AT BOOK 55010 PAGE 519), OVER THE FOLLOWING DESCRIBED TRACT OF LAND:

A TRACT OR PARCEL OF LAND IN THE WEST FRACTIONAL HALF OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT IN THE EAST LINE OF THE WEST FRACTIONAL HALF OF SAID SECTION 31, DISTANT 300 FEET NORTH, AS MEASURED ALONG SAID EAST LINE OF THE WEST FRACTIONAL HALF OF SAID SECTION 31 FROM ITS INTERSECTION WITH THE NORTH LINE OF NORTH AVENUE, STATE BOND ISSUE ROUTE 64, AS NOW LOCATED AND ESTABLISHED, AND SHOWN ON PLAT OF DEDICATION RECORDED AS DOCUMENT NUMBER 10298762 IN BOOK 272 OF PLATS ON PAGES 22 AND 23 IN THE OFFICE OF THE RECORDER OF DEEDS IN AND FOR COOK COUNTY, ILLINOIS; THENCE NORTH ALONG THE EAST LINE OF THE WEST FRACTIONAL HALF OF SAID SECTION 31, A DISTANCE OF 600 FEET; THENCE WEST PARALLEL WITH THE SAID NORTH LINE OF NORTH AVENUE, A DISTANCE OF 451.92 FEET TO A POINT DISTANT 100 FEET SOUTHEASTERLY, MEASURED AT RIGHT ANGLES FROM THE CENTER LINE OF THE MOST EASTERLY MAIN TRACK OF THE CHICAGO AND NORTH WESTERN RAILWAY COMPANY, AS NOW LOCATED AND ESTABLISHED; THENCE SOUTHWESTERLY PARALLEL WITH THE CENTER LINE OF SAID MAIN TRACK, TO A POINT DISTANT 510.37 FEET WEST, AS MEASURED ALONG A LINE PARALLEL WITH THE SAID NORTH LINE OF NORTH AVENUE, FROM THE POINT OF BEGINNING; THENCE EAST PARALLEL WITH THE SAID NORTH LINE OF NORTH AVENUE, A DISTANCE OF 510.37 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

ALSO

THE EASTERLY 75 FEET OF THE WEST FRACTIONAL HALF OF AFORESAID SEC 31, LYING SOUTH OF THE SOUTH LINE OF THE PROPERTY ABOVE DESCRIBED AND NORTH OF THE NORTH LINE OF NORTH AVENUE.

PARCEL 8:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY AGREEMENT FOR EASEMENT FROM IMPERIAL FLOORING AND WATERPROOFING COMPANY, AN ILLINOIS CORPORATION TO AUTOMATIC ELECTRIC COMPANY, A DELAWARE CORPORATION, DATED JANUARY 3, 1957 AND RECORDED MAY 17, 1957 AS DOCUMENT 16906687 FOR PASSAGEWAY OVER THE FOLLOWING DESCRIBED LAND:

THAT PART OF THE EASTERLY 75 FEET OF A TRACT OR PARCEL OF LAND IN THE WEST FRACTIONAL 1/2 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT IN THE EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAID SECTION 31, DISTANT 900 FEET NORTH, AS MEASURED ALONG SAID EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAID SECTION 31, FROM ITS INTERSECTION WITH THE NORTH LINE OF NORTH AVENUE, STATE BOND ISSUE ROUTE 64, AS NOW LOCATED AND ESTABLISHED, AND SHOWN ON PLAT OF DEDICATION RECORDED AS DOCUMENT NO. 10298762 IN BOOK 272 OF PLATS ON PAGES 22 AND 23 IN THE OFFICE OF THE RECORDER OF DEEDS IN AND FOR COOK COUNTY, ILLINOIS; THENCE NORTH ALONG THE EAST LINE OF THE WEST FRACTIONAL 1/2 OF

[EXHIBIT A TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

SAI D SECTION 31, A DISTANCE OF 384 FEET; THENCE WEST PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE, A DISTANCE OF 414.50 FEET TO A POINT DISTANT 100 FEET SOUTHEASTERLY, MEASURED AT RIGHT ANGLES, FROM THE CENTER LINE OF THE MOST EASTERLY MAIN TRACT OF THE CHICAGO AND NORTH WESTERN RAILWAY COMPANY. AS NOW LOCATED AND ESTABLISHED; THENCE SOUTHWESTERLY PARALLEL WITH THE CENTER LINE OF SAI D MAIN TRACK, TO A POINT DISTANT 451.92 FEET WEST, AS MEASURED ALONG A LINE PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE, FROM THE POINT OF BEGINNING; THENCE EAST PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE, A DISTANCE OF 451.92 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY ILLINOIS.

PARCEL 9:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY AGREEMENT FOR EASEMENT FROM S. N. NIELSEN COMPANY, AN ILLINOIS CORPORATION TO AUTOMATIC ELECTRIC COMPANY, A DELAWARE CORPORATION, DATED JANUARY 3, 1957 AND RECORDED MAY 17, 1957 AS DOCUMENT 16906688 FOR PASSAGEWAY OVER THE FOLLOWING DESCRIBED LAND:

THAT PART OF THE EASTERLY 75 FEET OF A TRACT OR PARCEL OF LAND IN THE WEST FRACTIONAL 1/2 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT ON THE EAST LINE OF THE WEST FRACTIONAL HALF OF SAI D SECTION 31, DISTANT 1500 FEET NORTH, AS MEASURED ALONG SAI D EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAI D SECTION 31, FROM ITS INTERSECTION WITH THE NORTH LINE OF NORTH AVENUE (STATE BOND ISSUE ROUTE 64) AS NOW LOCATED AND ESTABLISHED, AND SHOWN ON PLAT OF DEDICATION, RECORDED AS DOCUMENT NO. 10298762, IN BOOK 272 OF PLATS ON PAGES 22 AND 23, IN THE OFFICE OF THE RECORDER OF DEEDS IN AND FOR COOK COUNTY, ILLINOIS; THENCE NORTH ALONG THE EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAI D SECTION 31, A DISTANCE OF 600 FEET; THENCE WEST PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE A DISTANCE OF 320 FEET, MORE OR LESS, TO A POINT DISTANT, 100 FEET SOUTHEASTERLY, MEASURED AT RIGHT ANGLES, FROM THE CENTER LINE OF THE MOST EASTERLY MAIN TRACK, OF THE CHICAGO AND NORTH WESTERN RAILWAY COMPANY, AS NOW LOCATED AND ESTABLISHED; THENCE SOUTHEASTERLY, PARALLEL WITH THE CENTER LINE OF SAI D MAIN TRACK, TO A POINT DISTANT 393.47 FEET WEST, AS MEASURED ALONG A LINE PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE, FROM THE POINT OF BEGINNING; THENCE EAST PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE, A DISTANCE OF 393.47 FEET, TO THE POINT OF BEGINNING.

AND ALSO

A TRACT OR PARCEL OF LAND IN THE WEST FRACTIONAL 1/2 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT IN THE EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAI D SECTION 31, DISTANT 1284 FEET, NORTH AS MEASURED ALONG SUCH EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAI D SECTION 31 FROM ITS INTERSECTION WITH THE NORTH LINE OF NORTH AVENUE (STATE BOND ISSUE ROUTE 64) AS NOW LOCATED AND ESTABLISHED AND SHOWN ON PLAT OF DEDICATION RECORDED AS DOCUMENT 10298762 IN BOOK 272 OF PLATS ON PAGES 22 AND 23 IN THE OFFICE OF THE RECORDER OF DEEDS IN AND FOR COOK COUNTY ILLINOIS;

[EXHIBIT A TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

THENCE NORTH ALONG THE EAST LINE OF THE WEST FRACTIONAL 1/2 OF SAI D SECTION 31, A DISTANCE OF 216 FEET; THENCE WEST PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE, A DISTANCE OF 393.47 FEET TO A POINT DISTANT 100 FEET SOUTHEASTERLY (MEASURED AT RIGHT ANGLES) FROM THE CENTER LINE OF THE MOST EASTERLY MAIN TRACK OF THE CHICAGO AND NORTHWESTERN RAILWAY COMPANY, AS NOW LOCATED AND ESTABLISHED; THENCE SOUTHWESTERLY PARALLEL WITH THE CENTER LINE OF SAI D MAIN TRACK TO THE POINT OF INTERSECTION WITH A LINE WHICH INTERSECTS THE PLACE OF BEGINNING AND IS PARALLEL TO THE NORTH LINE OF SAI D NORTH AVENUE. THENCE EAST ALONG SAI D LINE WHICH IS PARALLEL WITH THE SAI D NORTH LINE OF NORTH AVENUE TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 10:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY AGREEMENT FOR EASEMENT FROM CHICAGO AND NORTHWESTERN RAILWAY COMPANY, A WISCONSIN CORPORATION TO AUTOMATIC ELECTRIC COMPANY, A DELAWARE CORPORATION, DATED MARCH 26, 1957 AND RECORDED MAY 17, 1957 AS DOCUMENT 16906686 FOR PASSAGEWAY OVER THE FOLLOWING DESCRIBED LAND:

THAT PART OF THE EASTERLY 75 FEET OF THE WEST FRACTIONAL 1/2 OF SECTION 31, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, WHICH LIES BETWEEN TWO LINES DRAWN PARALLEL WITH AND DISTANT 2,200 FEET AND 3,330 FEET, RESPECTIVELY, NORTHERLY FROM THE SOUTH LINE OF SAI D SECTION 31, EXCEPTING THEREFROM, HOWEVER, SO MUCH OF THE AFORESAI D EASTERLY 75 FEET OF THE WEST FRACTIONAL 1/2 OF SECTION 31 WHICH LIES NORTHWESTERLY OF A LINE DRAWN PARALLEL WITH AND DISTANT 50 FEET SOUTHEASTERLY FROM THE MOST EASTERLY MAIN TRACK OF SAI D RAILWAY COMPANY, AS SAI D MAIN TRACK IS NOW LOCATED AND ESTABLISHED. THE SOUTHERLY BOUNDARY OF THE ABOVE DESCRIBED PARCEL OF LAND BEING A PART OF THE NORTHERLY BOUNDARY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED BY QUIT-CLAIM DEED DATED APRIL 25, 1955 TO S. N. NIELSEN COMPANY BY THE CHICAGO AND NORTH WESTERN RAILWAY COMPANY.

Common address: 505 N. Railroad Avenue, Northlake, Illinois

PIN: 12-31-200-023-0000

[EXHIBIT A TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]

Exhibit B

Rent Roll

1.	Dynamic Data Center Suite Lease dated as of November 13, 2010, by and between ASCENT CH2, LLC, a Delaware limited liability company, as Landlord, and Comcast Cable Communications Management, LLC, a Delaware limited liability company, as Tenant, as amended by that certain First Amendment to Lease dated as of March 9, 2011 (last executed July 1, 2011) and by that certain Second Amendment to Lease dated as of December 22, 2011.

2.	Dynamic Data Center Suite Lease dated November 1, 2012 by and between Ascent CH2, LLC, a Delaware limited liability company, as Landlord, and HSBC Technology & Services (USA), INC., a Delaware corporation, as Tenant.

3.	Dynamic Data Center Suite Lease Core and Shell, Tenant Funded Turnkey Build Out dated as of May 16, 2011, by and between Ascent CH2, LLC, a Delaware limited liability company, as Landlord, and Walgreen Co., an Illinois corporation, as Tenant, as amended by that certain First Amendment to Lease and Termination of Agreement Regarding Leases dated as of May 29, 2013.

4.	Dynamic Data Center Suite Lease dated as of October 28, 2013, by and between Ascent CH2, LLC, a Delaware limited liability company, as Landlord, and Trans Union LLC, a Delaware limited liability company, as Tenant.

[EXHIBIT B TO ASSIGNMENT OF LEASES – ASCENT CH2 DATA CENTER]